Exhibit 10.56

TAMIR BIOTECHNOLOGY, INC.

SECOND AMENDMENT
TO INVESTOR RIGHTS AGREEMENT

July 31, 2010

This Second Amendment (this “Amendment”) to that certain Investor Rights Agreement dated as of October 19, 2009, as amended on February 26, 2010 (the “Agreement”), by and among Tamir Biotechnology, a Delaware corporation (f/k/a/ Alfacell Corporation) (the “Company”), and the Purchasers is made as of July 31,, 2010.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

RECITALS

Whereas, the Company and the Purchasers wish to amend the Agreement to extend the Filing Deadline and Effectiveness Deadline.

Whereas, pursuant to Section 6(f) of the Agreement, amendment and waiver of provisions of the Agreement require the written consent of the Company and the Holders holding no less than a majority of the Registrable Securities outstanding and issuable (the “Requisite Parties”).

Whereas, the undersigned constitute the Requisite Parties for purposes of effecting this Amendment.

AGREEMENT

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Purchasers, intending to be legally bound, hereby agree as follows:

I.	AMENDMENTS TO THE AGREEMENT.

A.           The definition of “Effectiveness Deadline” in Section 1 of the Agreement is hereby amended to read in its entirety as follows:

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the ninetieth (90th) calendar day following the Filing Deadline (or, in the event the Commission reviews and has written comments to the Initial Registration Statement or the New Registration Statement, the one hundred twentieth (120th) calendar day following Filing Deadline); provided, however, that if the Company is notified by the Commission that the Initial Registration Statement or the New Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.  With respect to any Remainder Registration Statement, the Effectiveness Deadline shall be the 90th calendar day following the date that the Company is eligible to file such Remainder Registration Statement pursuant to SEC Guidance (or, in the event the Commission reviews and has written comments to the Remainder Registration Statement, the 120th calendar day following the date that the Company is eligible to file such Remainder Registration Statement pursuant to SEC Guidance); provided, however, that if the Company is notified by the Commission that the Remainder Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Remainder Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.”

B.           The definition of “Filing Deadline” in Section 1 of the Agreement is hereby amended to read in its entirety as follows:

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), ninety (90) days following the receipt by the Company of a written notice executed by the holders of at least a majority of the then outstanding Registrable Securities requesting that all of their shares be registered, which request may only be made following the consummation by the Company, subsequent to the date of this Amendment, of an equity or debt financing, or license or other similar partnering transaction, in any such case, which results in aggregate gross proceeds to the Company of at least $3,250,000 (a “Demand Request”).  With respect to any Remainder Registration Statement, the Filing Deadline shall be the 30th calendar day following the date that the Company is eligible to file such Remainder Registration Statement pursuant to SEC Guidance, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.”

C.           The first sentence of Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

“(a)           On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify (the “Initial Registration Statement”); provided, however, the registration statement filed by the Company on April 30, 2010 (the “4/30/10 Registration Statement”) shall not be considered the Initial Registration Statement or a Registration Statement for purposes of this Agreement.  In the event the Company believes that amending the 4/30/10 Registration Statement and responding to outstanding SEC comments will result in the effectiveness of a registration statement covering the shares of Registrable Securities requested to be registered by the Demand Request faster than preparing and filing a new Initial Registration Statement cover such shares, then the Holders hereby agree that the Company may proceed with such course of action and such amended 4/30/10 Registration Statement, once filed, shall constitute an Initial Registration Statement and Registration Statement hereunder.”

II.	WAIVER.

The undersigned Purchasers, on behalf of all Purchasers, hereby waive any and all defaults by the Company under the Agreement and any rights the Purchasers may have to receive Liquidated Damages, in either case, with respect to all matters occurring at or prior to the date of this Amendment.

III.	GENERAL.

A.           Except as effected by this Amendment, the terms and provisions of the Agreement shall remain unchanged and in full force and effect.

B.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

C.           This Amendment shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York, without giving effect to conflicts of laws principles.

D.           The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

[SIGNATURE PAGES FOLLOW]

The parties have executed this Second Amendment as of the date first written above.

TAMIR BIOTECHNOLOGY, INC. By: /s/ Charles Muniz Name: Charles Muniz Title: President, Chief Executive Officer and Chief Financial Officer

The parties have executed this Amendment as of the date first written above

PURCHASERS:

/s/ Charles Muniz	/s/ Colleen A. Lowe
Charles Muniz	Colleen A. Lowe

EUROPA INTERNATIONAL, INC.	/s/ Corinne M. Poquette
Corinne M. Poquette
By: /s/ Fred Knoll Name: Fred Knoll Title: Knoll Capital Management, Investment Manager for Europa International, Inc.	/s/ David J. McCash David J. McCash

UNILAB LP

By: ____________________________ Name: F. Patrick Ostronic Title: Director, Unilab GP Inc., General Partner for Unilab LP

MARY M. MCCASH TRUST DECLARATION DECLARED OCTOBER 20, 2008

By: /s/ Mary M. McCash Name: Mary M. McCash Title: Trustee

THE MICHAEL J. MCCASH LIVING TRUST

By: /s/ Michael J. McCas Name: Michael J. McCash Title: Trustee and Grantor